Exhibit 10.1

EXECUTION VERSION

LIMITED WAIVER AND EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS LIMITED WAIVER AND EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of September 29, 2017 (the “Eighth Amendment Effective Date”), by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement as amended herein (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2013 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to Section 7.11(c) of the Credit Agreement, as of the last day of any fiscal quarter, the Borrower may not permit the ratio of (i) the sum of Aggregate Revolving Credit Exposure plus the aggregate amount of other secured Indebtedness (other than Indebtedness permitted pursuant to Section 7.01(h) and Section 7.01(o) of the Credit Agreement) permitted pursuant to Section 7.01 of the Credit Agreement to (ii) Consolidated EBITDAX for the four consecutive fiscal quarters then ended to be greater than 1.20 to 1.00;

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that an Event of Default under clause (d) of Article IX of the Credit Agreement may occur as a result of Borrower failing to comply with Section 7.11(c) of the Credit Agreement as of the last day of the fiscal quarter ending September 30, 2017 (the “Potential Default”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders (or at least the required percentage thereof) enter into this Amendment to (a) amend certain terms of the Existing Agreement as set forth herein and (b) agree to waive the Potential Default; and

WHEREAS, Administrative Agent, the Lenders, Borrower and the Guarantors desire to amend the Existing Agreement as provided herein and provide a limited waiver of the Potential Default, in each case, upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended effective as of the Eighth Amendment Effective Date in the manner provided in this Section 1.

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1.1 Additional Definitions. The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in alphabetical order:

“Eighth Amendment Effective Date” means September 29, 2017.

“Permitted Non-JPMorgan Accounts” means deposit accounts maintained at financial institutions other than the Administrative Agent the aggregate balance of which does not exceed $1,000,000 at any time for all such deposit accounts taken as a whole.

1.2 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read follows:

“Revolving Applicable Rate” means for any day, with respect to any Eurodollar Revolving Loan or ABR Revolving Loan, or with respect to the Unused Commitment Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolver Eurodollar Spread”, “Revolver ABR Spread”, or “Unused Commitment Fee Rate”, as the case may be, based upon the Facility Usage applicable on such date:

Facility Usage	Revolver Eurodollar Spread	Revolver ABR Spread	Unused Commitment Fee Rate
≥ 90%	3.50%	2.50%	0.50%
≥ 75% and < 90%	3.25%	2.25%	0.50%
≥ 50% and < 75%	3.00%	2.00%	0.50%
≥ 25% and < 50%	2.75%	1.75%	0.50%
< 25%	2.50%	1.50%	0.50%

Each change in the Revolving Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.

1.3 Deposit Accounts. Section 6.16 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 6.16. Production Proceeds and Deposit Accounts. From and after the Eighth Amendment Effective Date, Each Credit Party and each Subsidiary shall maintain the Administrative Agent as its sole depository bank, including for the maintenance of operating, administrative, cash management, collection activity and other deposit accounts for the conduct of its business (other than Permitted Non-JPMorgan Accounts). Subject to the terms and conditions of the Mortgages and except for Permitted Non-JPMorgan Accounts,

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the BG Escrow Account and the BG Operating Account, each Credit Party shall cause all production proceeds and revenues attributable to the Oil and Gas Interests of such Credit Party and all distributions and dividends on any Equity Interests owned by any Credit Party to be paid and deposited into deposit accounts of such Credit Party maintained with the Administrative Agent.

SECTION 2. Limited Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the terms and conditions set forth below in this Section 2 and the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby waive the Potential Default; provided that, this limited waiver is expressly limited as follows: (a) such waiver is limited solely to the Potential Default and shall not constitute a waiver of any other Default or Event of Default, whether now existing or hereafter arising, under the Credit Agreement or any other Loan Document, (b) such waiver shall not apply with respect to any other violation or breach of Section 7.11(c) of the Credit Agreement that has occurred or may occur from time to time hereafter, and (c) such waiver is a limited one-time waiver, and nothing contained herein shall be deemed a consent to, or waiver of, any other action or inaction of Borrower or the other Credit Parties which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which constitutes (or would constitute) a Default or Event of Default. The Borrower acknowledges and agrees that nothing herein shall be construed as a continuing waiver of any provisions of the Credit Agreement or any other Loan Document. Neither the Lenders nor the Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to any other provision of the Credit Agreement or any other Loan Document.

SECTION 3. Conditions Precedent. The amendments to the Credit Agreement contained in Section 1 of this Amendment, and the limited waiver contained in Section 2 of this Amendment, in each case, shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery. Each Credit Party, the Lenders (or at least the required percentage thereof) and Administrative Agent shall have executed and delivered this Amendment.

3.2 Fees. The Administrative Agent shall have received the fees separately agreed upon in that certain Fee Letter dated as of the date hereof, among Borrower and Administrative Agent, and all other fees and expenses due to the Administrative Agent and the Lenders required to be paid as of the date hereof shall have been paid.

3.3 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

3.4 Other Documents. Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Administrative Agent.

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SECTION 4. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments and limited wavier herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects), but to the extent such qualified representations and warranties relate solely to an earlier date, such qualified representations and warranties shall have been true and correct as of such date.

4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any Governmental Authority (except the filing of this Amendment and related documents by the Borrower, with, and other required disclosures required by, the Securities and Exchange Act of 1934, as amended) and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

4.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment including the limited waiver contained herein, no Default or Event of Default has occurred and is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

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5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.9 Reference to and Effect on the Loan Documents.

(a) This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

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(b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER: EXCO RESOURCES, INC.

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title	Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

EXCO HOLDING (PA), INC.

EXCO PRODUCTION COMPANY (PA), LLC

EXCO PRODUCTION COMPANY (WV), LLC

EXCO RESOURCES (XA), LLC

EXCO SERVICES, INC.

EXCO MIDCONTINENT MLP, LLC

EXCO PARTNERS GP, LLC

EXCO PARTNERS OLP GP, LLC

EXCO HOLDING MLP, INC.

EXCO LAND COMPANY, LLC

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title	Vice President, Chief Financial Officer and Treasurer

EXCO OPERATING COMPANY, LP By: EXCO Partners OLP GP, LLC, its general partner

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title	Vice President, Chief Financial Officer and Treasurer

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

EXCO GP PARTNERS OLD, LP By: EXCO Partners GP, LLC, its general partner

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title	Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING GP, LLC

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING, LP By: Raider Marketing GP, LLC its general partner

By:	/s/ Tyler Farquharson
Name:	Tyler Farquharson
Title	Vice President, Chief Financial Officer and Treasurer

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ David M. Morris
Name:	David M. Morris
Title:	Authorized Officer

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bryan McDavid
Name:	Bryan McDavid
Title:	Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

BMO HARRIS BANK N.A., as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director, Banking Product Services, US

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Didier Siffer
Name:	Didier Siffer
Title:	Authorized Signatory

By:	/s/ Julia Bykhovskaia
Name:	Julia Bykhovskaia
Title:	Authorized Signatory

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

NATIXIS, as a Lender

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Brewster
Name:	Mark Brewster
Title:	Vice President

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement